UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

micromobility.com Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Broome Street, New York, NY 10013
(Address of Principal Executive Offices, and Zip Code)
(917) 675-7157
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

We entered into a Standby Equity Purchase Agreement with YA II PN, Ltd. (“Yorkville”), dated April 21, 2025 (the “SEPA”), pursuant to which we shall have the right to issue and sell to Yorkville, and Yorkville shall purchase from us, up to $25 million in aggregate gross purchase price (the “Commitment Amount”). Under the SEPA, subject to our and Yorkville’s mutual consent, we may, from time to time, request a pre-paid advance (each, a “Pre-Paid Advance”) from Yorkville, in the aggregate not to exceed the remaining amount of the Commitment Amount. On April 21, 2025, we received a Pre-Paid Advance in exchange for the issuance of a promissory note in the amount of $2,750,000 (the “Promissory Note”). Of such funds, $155,000 shall be used to settle a bridge loan in an equal amount from Yorkville to us in April 2025, $250,000 shall be in the form of the payment of an implementation fee for the Promissory Note, $1,500,000 shall be paid into escrow subject to an escrow agreement (the “Judgment Escrow Agreement”) for the settlement of an outstanding judgment and $845,000 of which shall be placed into escrow subject to an escrow agreement (the “Company Escrow Agreement”) for general administrative expenses.

Among other events, the funds held in escrow pursuant to the Judgment Escrow Agreement were to be released to Yorkville if a resolution has not been reached with the judgment holder to Yorkville’s satisfaction by a date set out in the Judgment Escrow Agreement, which date had been extended to May 16, 2025. As today is May 16, 2025 and we have not reached a resolution with the judgment holder, the $1,500,000 in escrow pursuant to the Judgment Escrow Agreement will be returned to Yorkville.

Among other events, the funds held in escrow pursuant to the Company Escrow Agreement are to be released as directed in written instruction from Yorkville received after April 30, 2025. Yorkville has instructed the escrow agent to return the $845,000 in the Company Escrow Agreement to Yorkville.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2025

micromobility.com Inc.

By:	/s/ Gian Luca Spriano
Name: Title:	Gian Luca Spriano Chief Executive Officer